EXHIBIT 10.58

SECURITY AGREEMENT

Moving Bytes Inc. f/k/a E*Comnetrix, Inc. a company incorporated under the Canada Business Corporations Act, Moving Bytes Inc., a Nevada Corporation, and all of their predecessors, parent companies, subsidiaries, and all related entities (hereinafter collectively called “Debtor”), and Joseph Karwat (hereinafter called “Secured Party”), agree as follows:

RECITALS

A.     Pursuant to the terms of that Settlement Agreement dated June ___, 2003, Debtor has agreed to pay Secured Party the sum of $292,953.63, together with interest as provided therein (“the Settlement Agreement”).

B.     Pursuant to the terms of this Security Agreement, Debtor desires to grant to Secured Party a security interest in certain collateral and Secured Party desires to accept same for purposes of securing payments due Seller under the terms of the Settlement Agreement.

NOW THEREFORE, the parties agree as follows:

1.      Security Interest. Debtor hereby assigns to Secured Party and grants Secured Party a security interest in all of Debtor’s present and future accounts, deposit accounts, accounts receivable, chattel paper, contract rights, equipment, instruments and letters of credit, documents, contracts, general intangibles, money, cash, cash equivalents and any and all other rights to payment now possessed or hereafter acquired by Debtor, except to the extent not permitted by virtue of the Company’s existing contracts with MCI and Qwest Communications.

2.      Release of Security Interest. Upon Karwat’s receipt of the final payment due under this Agreement, he will immediately release the Company from the security interest described herein, and take all action necessary to complete that release within ten (10) days of receipt of the final payment. Further, upon the Company’s sale of its telecommunications business, the Company shall pay to Karwat all of the proceeds of the sale, up to and including the lesser of the following two amounts: (1) the remaining unpaid principal under the Settlement Agreement; or (2) One Hundred Thousand Dollars ($100,000.00). Upon receipt of said proceeds, Karwat shall immediately release his security interest in the telecommunications business, including but not limited to the telecommunications accounts receivable, customer base and customer contracts. Karwat will take all action necessary to complete that release within ten (10) days of receipt of the sale proceeds described in this paragraph, and shall indemnify the Company for any damage to the Company caused by his willful failure to complete that release within ten (10) days.

3.      Security Interest in Proceeds. Debtor also hereby grants and transfers to Secured Party a security interest in any and all proceeds and products of the foregoing and all accessions to, substitutions and replacements for and rents and profits of each of the foregoing; provided, however, that nothing in this paragraph shall constitute, or be deemed to constitute, a grant of authority to Debtor to sell, lease, or otherwise dispose of or encumber the collateral, or any part of the collateral, without the prior written consent of Secured Party, except as provided in paragraph 2 above.

4.      Further Assurances. As long as Debtor is indebted to Secured Party, Debtor will execute and deliver to Secured Party such assignments, including the standard forms of assignment covering individual accounts, notices and financing statements as Secured Party may require from time to time, and such other documents and papers as Secured Party may require in order to affirm, effectuate, or further assure the assignment to Secured Party of collateral or Secured Party’s security interest in it, or to give any third party, including the account debtors obligated on the accounts, notice of Secured Party’s interest in the collateral.

5.      Debtor’s Affirmative Covenants. Debtor promises:

         a.       To pay the Obligations to Secured Party when they are due.

         b.       To indemnify Secured Party against loss of any kind, including reasonable attorney fees, caused to Secured Party by reason of its interest in the Collateral.

         c.       To keep Debtor’s business property in good repair.

         d.       To pay all taxes when due.

         e.       Not to change the name or place of debtor’s business, or to use a fictitious business name, without first notifying Secured Party in writing.

         f.       Not to sell, lease, transfer, or otherwise dispose of the Collateral except, before the occurrence of a default, for cash proceeds of accounts collected in the ordinary course of business, except as provided in paragraph 2 above.

         g.       Not to permit liens on the Collateral, except existing liens, current tax liens, and purchase money liens.

         h.       Not to use the Collateral for any unlawful purpose or in any way that would void any effective insurance.

         i.       To perform all acts necessary to maintain, preserve, and protect the Collateral.

         j.       Not to Move the Collateral from the following locations without first obtaining Secured Party’s agreement in writing.

         k.       To execute and deliver to Secured Party all documents Secured Party may reasonably require in order for Secured Party to maintain a perfected security interest in the collateral.

6.      Debtor’s Covenant Against Further Encumbrances. Until Debtor’s obligations secured under this Agreement shall have been fully performed, Debtor shall not sell, dispose of, or grant a security interest in the collateral, other than to Secured Party, or execute any financing statements covering the collateral in favor of any person other than Secured Party, except as provided in paragraph 2 above.

7.      Notification and Collection of Accounts by Secured Party. In the event of any default by Debtor, Secured Party may give notice of assignment to any and all account debtors and may collect accounts directly from account debtors. In the event of a default, Debtor appoints Secured Party its irrevocable attorney with power to receive, open, and dispose of all mail addressed to Debtor; to endorse the name of Debtor on any checks or other evidences of payment that may come into the possession of Secured Party on the accounts and on any invoice, freight or express bill, bill of lading, or other document about any of the accounts; in its name or otherwise, to demand, sue for, collect, and give acquittance for any and all moneys due or to become due on accounts; to compromise, prosecute, or defend any action, claim, or proceeding about them; and to do any and all things necessary and proper to carry out the purposes contemplated in this Agreement.

8.      Financing Statement. Secured Party shall perfect its security interest in the collateral.

9.      Payment by Secured Party. Secured Party may at its option, but shall not be required to, pay on behalf of Debtor and on the account of Debtor any taxes, assessments, liens, insurance premiums, repair costs, or maintenance costs that pursuant to the terms of this Agreement should have been but were not paid by Debtor. Any moneys expended or expenses incurred by Secured Party under this paragraph shall also be secured by the security interest created by this Agreement and shall be due and payable by Debtor to Secured Party, together with interest at the highest rate allowed by law, on demand.

10.     Debtor’s Warranties and Representations. Debtor covenants, warrants and represents as follows:

         a.        Debtors are incorporated under the laws of Nevada and the Canada Business Corporations Act, each duly organized, validly existing, and in good standing under the laws of their respective jurisdiction of organization, and have authority to conduct their business where ever it is conducted.

         b.        Debtor has been authorized to execute and deliver this Security Agreement. The Security Agreement is a valid and binding obligation of Debtor. The Agreement creates a perfected, first-priority security interest enforceable against the Collateral in which Debtor now has rights, and will create a perfected, first-priority security interest enforceable against the Collateral in which Debtor later acquires rights, when Debtor acquires those rights, subject to paragraph 2.

         c.        Neither the execution and delivery of this Security Agreement, nor the taking of any action in compliance with it, will (1) violate or breach any law, regulation, rule, order, or judicial action binding on Debtor, any agreement to which Debtor is a party, Debtor’s articles of incorporation or bylaws; or (2) result in the creation of a lien against the Collateral except that created by this agreement.

11.     Default and Acceleration. Debtor will be in default if: (a) any payment is made late or there is any breach of any warranty, statement, promise, term, condition or agreement, contained in or secured by this Agreement; (b) any statement or representation made for the purpose of obtaining credit under this Agreement proves false; ; (c) Debtor becomes insolvent or makes an assignment for the benefit of creditors; (d) any proceeding is commenced by or against Debtor under any bankruptcy, reorganization, arrangement, readjustment of debt, or moratorium law or statute; (e) any writ of attachment, garnishment, execution, or other legal process is issued against any property of Debtor; or (f) any assessment for taxes against Debtor, other than real property, is made by the federal or state government or any department of them. Should any such default occur, then Debtor shall have thirty (30) days from the date of any such default to cure Debtor’s performance thereof. In the event Debtor fails to cure any such payment default within that 30-day period, then all of the obligations secured by this Agreement shall immediately become due and payable without demand first made and without any notice to Debtor.

12.     Rights on Default. On the occurrence of an event specified in Paragraph 11 above, Secured Party has all of the rights and remedies of a Secured Party under California’s Commercial Code, in addition to the rights and remedies provided in this Agreement or any other instrument or writing executed by Debtor. In that respect, Secured Party may, at its option and without demand on or notice to Debtor, do any one or more of the following:

         a.        Immediately take possession of the collateral wherever it may be found, using any force permitted by law to do so, and Debtor waives all claims for damages due to or arising from any such taking;

         b.       Proceed in the foreclosure of Secured Party’s security interest and sale of collateral in any manner permitted by law, or provided for in this Agreement;

         c.       Sell, lease, or otherwise dispose of collateral at public or private sale, with or without having the collateral at the place of sale, and on terms and in such manner as Secured Party may determine, provided it is in compliance with the California Commercial Code and Secured Party may purchase it at any such sale;

         d.       Retain collateral in full satisfaction of the obligations secured by it;

         e.       Exercise any remedy of a Secured Party under California’s Uniform Commercial code.

        Prior to any such disposition, Secured Party may, at its option, cause any of collateral to be repaired or reconditioned in such manner and to such extent as may seem advisable to Secured Party, and any sums expended for it by Secured Party shall be paid by Debtor and secured by this Agreement.

        Secured Party shall have the right to enforce one or more remedies under this Agreement successively or concurrently, and any such action shall not estop or prevent Secured Party from pursuing any further remedy that it may have under this Agreement or by law. If a sufficient sum is not realized from disposition of collateral to pay all obligations secured by this Agreement, Debtor promises and agrees to pay Secured Party any deficiency.

13.     Risk of Loss. Debtor assumes all risk of loss of the collateral and Debtor shall not be released from any obligations under this Agreement because of any loss, damage or disrepair suffered to or by the collateral or any part of it.

14.     Charges Incurred Under this Agreement with Respect to the Collateral. All advances, charges, costs and expenses, including reasonable attorneys’ fees, incurred or paid by Secured Party in exercising any right, power, or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the obligations secured hereunder and shall be paid to Secured Party by the Debtor immediately and without demand, with interest thereon at the legal rate.

15.     Assignment by Secured Party. Secured Party may assign his rights under this Security Agreement and the security interest created by this Security Agreement. Should Secured Party assign his rights under this Agreement or the security interest created by this Agreement, Secured Party’s assignee shall be entitled, on written notice of the assignment being given by Secured Party to Debtor, to all performance required of Debtor by this Agreement and all payments and moneys secured by this Agreement.

16.     Waiver.

         a.      Neither the acceptance of any partial or delinquent payments by Secured Party nor Secured Party’s failure to exercise any right or remedy on default by Debtor shall be deemed a waiver of any default, a modification of this Agreement, or Debtor’s obligations under this Agreement, or waiver of any subsequent default by Debtor.

         b.      Debtor further waives any right to require Secured party to:

                  (1)        Proceed against any person;

                  (2)        Proceed against or exhaust any collateral; or

                  (3)         Pursue any other remedy in Secured Party’s power; and further waives any defense arising by reason of any disability or other defense of the Debtor or any other person, or by reason of the cessation from any cause whatsoever of the liability of the Debtor or any other person. Until the obligations shall have been fully preformed, Debtor shall have no right of subrogation and Debtor further waives any right to enforce any remedy which Secured Party now has or may hereafter have against Debtor or against any other person and waives any benefit of any right to participate in any collateral or security whatsoever now or hereafter held by Secured Party;

                  (4)        Release or substitute the Debtor, or any of the endorsers or guarantors of the indebtedness or any part thereof, or any other parties thereto.

17.     Rights of Secured Party. The rights, powers, and remedies given to the Secured Party by virtue of this Agreement shall be in addition to all rights, powers, and remedies given to the Secured Party by virtue of any statute or rule of law. Any forbearance, failure, or delay by the Secured Party in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power, or remedy hereunder shall not preclude the further exercise thereof; and every right, power, and remedy of the Secured Party shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing executed by the Secured Party.

18.     Survival of Representations and Warranties. Debtor’s representations and warranties made in this Security Agreement will survive its execution, delivery and termination.

19.     Notices. Except as otherwise expressly provided in this Agreement or by law, any and all notices or other communications required or permitted by this Agreement or by law to be served on, given to, or delivered to either party hereto, Debtor or Secured Party, by the other party to this Agreement shall be in writing and shall be deemed duly served, given, delivered, and received when personally delivered to the party to whom it is directed, or in lieu of such personal delivery, when deposited in the United States mail, first-class postage prepaid, addressed to Debtor at 5858 Horton St. Ste 101, Emeryville, CA 94608, with a copy to Debtor’s legal counsel at Fitzgerald, Abbott & Beardsley LLP, 1221 Broadway, 21st Floor, Oakland, CA 94612, or to Secured Party at 1868 Drake Drive, Oakland, CA 94611, with a copy to Secured Party’s legal counsel at 2637 Grant Street, Berkeley, CA 94703. Either party, Debtor or Secured Party, may change its/his address for the purpose of this paragraph by giving written notice of such change to the other party in the manner provided in this paragraph.

20.     Time of Essence. Time is hereby expressly declared to be of the essence of this Agreement.

21.     Governing Law. This Security Agreement will be governed by the law of California.

22.     Binding on Heirs and Assigns. This Agreement and each of its provisions shall be binding on the heirs, executors, administrators, successors, and assigns of each of the parties hereto. Nothing contained in this paragraph, however, shall be deemed a consent to the sale, assignment, or transfer of the collateral or their obligations under this Agreement by Debtor.

Executed on June ___, 2003, at Oakland, California.

SECURED PARTY’S SIGNATURE

    JOSEPH KARWAT

DEBTORS’ SIGNATURE

Moving Bytes Inc. f/k/a E*Comnetrix Inc.

By
     Its Authorized Agent
     Mark Smith, President

Moving Bytes Inc.

By
     Its Authorized Agent
     Mark Smith, President